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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            H.B. Fuller Company
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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[LOGO]-REGISTERED TRADEMARK- H.B. FULLER COMPANY
                             1200 County Road "E" West
                             Arden Hills, Minnesota 55112-3792
                             612-481-4600
                             FAX: 612-481-0682




BECAUSE OF THE POSSIBILITY
OF MAIL DELAYS, PLEASE SIGN
AND RETURN THE ENCLOSED
PROXY EVEN IF YOU RETURNED
THE ORIGINAL.



Dear Stockholder:


                                  A REMINDER



We have previously sent to you proxy soliciting material relating to the Annual Meeting of Stockholders to be held on Thursday, April 18, 1996.


Since the proposals to be voted on are particularly important, we urge you to give the proxy materials your immediate attention. Please SIGN AND RETURN your proxy TODAY in the envelope provided.


Please note your Board of Directors recommends the following vote:

                                 FOR proposals #1 and 2
                                 AGAINST proposal #3


Thank you for your cooperation.


                                       Sincerely,


                                       /s/ Richard C. Baker


                                       Richard C. Baker
                                       Corporate Secretary



                              PLEASE ACT PROMPTLY